cbdMD

POWERED BY NATURE. ENHANCED BY *SCIENCE.*

NYSE American: YCBD

NYSE American: YCBD PR A

November 2019

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond the control of cbdMD, Inc. and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to the expansion of the consumer market for CBD products and our ability to increase cbdMD's market share post-closing, among others. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD's Annual Report on Form 10-K for the fiscal year ended September 30, 2018 as filed with the Securities and Exchange Commission (the "SEC") on December 12, 2018, our Quarterly Report on Form 10-Q/A for the period ended December 31, 2018 as filed with the SEC on April 26, 2019, our Quarterly Report on Form 10-Q for the period ended June 30, 2019 as filed with the SEC on August 14, 2019 and our other filings with the SEC. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of cbdMD and are difficult to predict. cbdMD does not undertake any duty to update any forward-looking statements except as may be required by law.

YCBD NYSE

First American CBD company to be traded on a national exchange: NYSE American: YCBD


+0.60
+3.77%
4.94%
+0.20
4.15%
1.03%
+0.05
+0.85%
-0.02
-0.99%
1.00%

cbdMD

WHAT IS CBD?





CBD, short for cannabidiol, is a chemical compound from the cannabis plant. Cannabidiol is a phytocannabinoid discovered in 1940, It is one of some 113 identified cannabinoids in cannabis plants and accounts for up to 40% of the plant's extract. It's a naturally occurring substance that's used in products like oils and edibles to impart a feeling of relaxation and calm. Unlike its cousin tetrahydrocannabinol (THC), it's not psychoactive, meaning it doesn't have a strong effect on cognitive brain activity and doesn't cause the "high" associated with marijuana.

cbdMD



2018 Farm Bill Signed into Law December 20, 2018

- Hemp has been de-scheduled and permanently removed from Controlled Substances Act (CSA)
- Removed from the jurisdiction of the Drug Enforcement Agency (DEA)
- "Hemp" is defined as Cannabis sativa, containing no more than 0.3% THC


ORANGE
cbdMD
PREMIUM
CBD OIL
1500MG
1oz / 30mL
MADE IN THE U.S.A.
cbdMD

AN INDUSTRY LEADER WITH THE HIGHEST STANDARD

100% U.S. GROWN

Our CBD is sourced domestically from hemp grown pursuant to the 2018 Farm Bill.

HYBRID BROAD SPECTRUM MANUFACTURING PROCESS

With our innovative hybrid manufacturing process, we are able to preserve valuable terpenes and other beneficial compounds and cannabinoids.

THIRD PARTY TESTING

We provide third-party lab results to ensure nothing but the highest quality premium CBD oil in every batch.



cbdMD

POWERED BY NATURE. ENHANCED BY *SCIENCE*.


COOLING THERAPY GEL
cbdMD
CBD
FREEZE
300 MG*
COOLING FORMULA
cbdMD
CBD
FREEZE
1500 MG*
COOLING FORMULA
MOISTURIZING LOTION
cbdMD
CBD
REVIVE
300 MG*
HYDRATION FORMULA
cbdMD
PREMIUM
CBD OIL
1000 MG
CAPSULES
cbdMD
PREMIUM
CBD OIL
450 MG
CAPSULES
cbdMD
PREMIUM
CBD OIL
1000 MG
TROPICAL MIX
cbdMD
CBD
GUMMIES
750 MG
cbdMD
PREMIUM
CBD OIL
1000 MG
cbdMD
PREMIUM
CBD OIL
750 MG
cbdMD
CBD PM
500 MG
INFLAMMATION CREAM
cbdMD
CBD
RECOVER
750 MG*
B6 • ARNICA • MSM
INFLAMMATION CREAM
cbdMD
CBD
RECOVER
1500 MG*
INFLAMMATION FORMULA

PET INDUSTRY

- **Pet sales in the US are projected to be $75B in 2019** [1]
- **There are over 250,000 pet stores, veterinarian clinics and grooming locations in the US**
  - Pet Stores 19,000
  - Veterinarian Practices 115,000
  - Grooming locations 120,000
- **There are 185M dogs/cats in the US** [3]
  - Dogs - 90M
  - Cats - 95M
  - 68% of HH's own a pet
- **That gives Paw CBD 85M households to target for our products**

(1) https://americanpetproducts.org/press_industrytrends.asp
(2) https://ibisworld.com/united-states/market-research-reports
(3) https://www.statista.com/forcasts/978073/number-of-pets-in-us-households (2017)


paw cbd
Powered by cbdMD

- **Paw Product Offering (Dogs, Cats & Horses)**
  - 40 skus
  - Tinctures – *Peanut Butter / Natural / Apple / Catnip*
  - Treats (Biscuit) - *Peanut Butter / Sweet Potato / Baked Cheese*
  - Treats (Soft Chew) - *Hip & Joint Formula / Calming Formula / Chicken & Bacon Treat*
  - Dog Balm
  - Peanut Butter (16 oz jar)

- **Products Under Development**
  - Cat Treats – *Chicken & Catnip / Salmon*
  - Oatmeal Dog Shampoo
  - Calming Tincture
  - Turkey Strip Treats




paw cbd
CBD TREATS
150mg
PEANUT BUTTER
CALMING CHEWS
SOFT CHEWS
HIP+JOINT CHEWS
CBD BALM

A ROBUST REVENUE RAMP

cbdMD


$580K
$1.61M
$1.69M
$3.62M
$5.67M
$8.04M
$9.5M
(Estimate)
Quarter Ending March 31 2018 [1]
Quarter Ending June 30 2018 [1]
Quarter Ending Sept 30 2018 [1]
Quarter Ending Dec 31 2018 [2]
Quarter Ending March 31 2019
Quarter Ending June 30 2019
Quarter Ending Sept. 30 2019

(1) Reported by Cure Based Development prior to December 20, 2018 acquisition.

(2) Cure Based Development acquired on December 20, 2018. Pre-Merger sales generated for the Qtr of $3,159,475 and sales generated post-merger for the Qtr of $465,687

COMPARATIVE ANALYSIS

cbdMD

COMPANY	SYMBOL	11/25/19 PRICE	EXCHANGE	MKT CAP (US $ MIL)	REVENUE CY 2019E	REVENUE CY 2020E	PRICE / SALES CY 2019E	PRICE / SALES CY 2020E
CV Sciences	CVSI	$1.36	OTC	$309	$56	$75	2.4 X	1.8 X
Neptune Wellness Solutions	NEPT	$2.65	NDQ	$251	$31	$107	8 X	2.3 X
Charlotte's Web	CWBHF	$9.95	OTC	$955	$100	$154	9.55 X	6.2 X
Elixinol Global Limited	ELLX	$.77	OTC	$106	$30	$40	3.5 X	2.65 X
							5.8 X	**3.2 X**
cbdMD	**YCBD**	**$3.20**	**NYSE**	**$89**	**$37**	**$73**	**2.4 X**	**1.2 X**
EXPANDING CANNABIS/ CBD								
Aphria	APHA	$4.48	TO	$1,120	$387	$441	2.8 X	2.5 X
Curaleaf Holdings	CURLF	$5.98	OTC	$2,770	$236	$900	11.7 X	3.0 X
Tilray	TLRY	$20.53	NDQ	$1,730	$174	$331	9.9 X	5.2 X
Aurora Cannabis	ACB	$2.52	TO	$2,520	$297	$328	8.5 X	7.6 X
Canopy Growth	CGC	$18.04	TO	$6,300	$329	$611	19 X	10.3 X
Cronos Group	CRON	$6.83	TO	$2,310	$36	$128	64.1 X	36 X
							19.3 X	**10.7 X**

The information contained herein is for informational purposes only.
The source is Bloomberg LP and Wall Street research estimates compiled by Bloomberg LP and believed to be reliable but has not been independently verified.

CAPITALIZATION AND OWNERSHIP

cbdMD

CAPITALIZATION	NOVEMBER 30, 2019
Basic Common Shares Outstanding [1]	27,720,356
Options - WAEP $6.07	1,219,650
Warrants - WAEP $6.44	471,528
Restricted Stock Awards (RSA)	57,500
Fully Diluted Shares Oustanding [1,2]	29,469,034

SHARE OWNERSHIP


Public Float 46.1%
Management & Insiders 53.9%

(1) Excludes up to 15,250,000 in potential earn out shares.
(2) Excludes up to 833,500 shares of common stock issuable upon conversion of the 500,000 shares of 8% Series A cumulative Convertible Preferred stock.

POWERFUL BRAND BUILDING & EXECUTIVE TEAM

LEADERSHIP TEAM



MARTIN A. SUMICHRAST
co-CEO of cbdMD
& Chairman of the Board



SCOTT COFFMAN
co-CEO of cbdMD
& Board Member



CARYN DUNAYER
President of cbdMD



MARK S. ELLIOTT
Cheif Financial Officer of cbdMD

BOARD OF DIRECTORS



ANTHONY K. SHRIVER
CEO of Best Buddies International



BAKARI SELLERS
Attorney, political analyst CNN, former member South Carolina House of Representatives



SEYMOUR SIEGEL
President Siegel Rich, Inc.



GREG MORRIS
Vice President of Human Resources for Healthstat



PETER J. GHILONI
Former Chief Executive of Swisher International, Inc.



SCOTT G. STEPHEN
Current Chief Growth Officer of Guaranteed Rate Mortgage, Inc.



WILLIAM F. RAINES III
Current President of DataTech Global, LLC

TIMES SQUARE
DECEMBER 2018


cbdMD
cbdMD
CBD OIL
750MG
ALL NATURAL
RELIEF
www.cbdMD.com
BARCLAYS
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cbdMD

ROBUST MARKETING CAMPAIGN

First CBD company allowed to advertise in Times Square

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LIFE TIME
ATHLETIC
LIFE CAFE
LIFE SPA

cbdMD

EXCLUSIVE CBD PARTNER OF LIFE TIME

With 140+ destinations across North America, Life Time has encompassed healthy living, healthy work and healthy entertainment by providing its members with an unmatched health and wellness experience.


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BIG3
OFFICIAL CBD PARTNER OF THE BIG3
adidas
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3 HEADED
MONSTERS


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BELLATOR MMA
OFFICIAL CBD PARTNER OF BELLATOR MMA
DAZN
DAZN.COM
cbdMD
POWERED BY NATURE. ENHANCED BY SCIENCE
NEW YORK STATE ATHLETIC COMMISSION


WORLD SURF LEAGUE
EST. 1976
cbdMD
JAWS
BIG WAVE CHAMPIONSHIPS

Official Title Partner of the World Surf League Jaws Big Wave Championships for the 2019/2020 Big Wave season.

The official holding period for the cbdMD Jaws Big Wave Championships opened November 1, 2019, and runs through March 31, 2020. The cbdMD Jaws Big Wave Championships is the world's premier paddle-only big wave event, taking place at the famed Pe'ahi surf break on the north shore of Maui, Hawaii.


60 CAPSULES
cbdMD
PREMIUM
CBD OIL
1500MG
MADE IN THE U.S.A.

BARSTOOL SPORTS

cbdMD announces comprehensive media partnership with Barstool Sports, a sports and pop culture media company founded by Dave Portnoy.

cbdMD & BUBBA WATSON AT THE NYSE


cbdMD
FOX BUSINESS

Team cbdMD


Steve Smith, Sr.


Kerri Walsh Jennings


Bubba Watson


Ken Block


Lolo Jones


Ryan Sheckler


Quinton “Rampage” Jackson


Jorge Masvidal


Makua Rothman


Jonathan Stewart


Chad Reed


Austin Keen


Jamie O’Brien


Tyron Woodley


James “Flex” Lewis